INTERNATIONAL BALER CORPORATION

5400 RIO GRANDE AVENUE

JACKSONVILLE, FLORIDA 32254

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

April 23, 2012

TO THE STOCKHOLDERS:

Notice is hereby given that the annual meeting of stockholders (the "Annual Meeting") of International Baler Corp. (the "Company") has been called for and will be held at 10:00 A.M., local time, on Monday, April 23, 2012, at the Quality Inn, formerly the Holiday Inn, 6802 Commonwealth Avenue, Jacksonville, Florida 32254 for the following purposes:

1. To elect two (2) Class lI Directors, Ronald L. McDaniel and D. Roger Griffin to the Board of Directors;

2. To ratify the appointment by the Board of Directors of The GriggsGroup, CPAs, to serve as the Company’s independent registered public accounting firm for the current fiscal year; and

3. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on March 12, 2012 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. The list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Company's offices at 5400 Rio Grande Avenue, Jacksonville, Florida 32254, for ten (10) days prior to April 23, 2012.

By Order of the Board of Directors

Ronald L. McDaniel

Chairman

Dated: March 12, 2012

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GRANTING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

1

INTERNATIONAL BALER CORPORATION

PROXY STATEMENT

GENERAL

This proxy statement is furnished by the Board of Directors of International Baler Corporation, a Delaware corporation (sometimes the "Company" or "IBC"), with offices located at 5400 Rio Grande Avenue, Jacksonville, Florida 32254, in connection with the solicitation of proxies to be used at the annual meeting of stockholders of the Company to be held on April 23, 2012 and at any adjournments thereof (the "Annual Meeting"). This proxy statement will be mailed to stockholders beginning approximately March 23, 2012. If a proxy in the accompanying form is properly executed and returned, the shares represented thereby will be voted as instructed on the proxy. Any proxy may be revoked by a stockholder prior to its exercise upon written notice to the President of the Company, or by a stockholder voting in person at the Annual Meeting.

All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are indicated, proxies will be voted FOR the election of the Directors named therein and FOR the ratification of the selection by the Audit Committee of the Board of Directors of The GriggsGroup, CPAs, as the independent registered public accounting firm of the Company.

A copy of the Annual Report on Form 10-K of the Company for the fiscal year ended October 31, 2011 ("Fiscal 2011"), which contains financial statements audited by the Company's independent registered public accounting firm, accompanies this proxy statement.

The cost of preparing, assembling and mailing this notice of meeting, proxy statement, the enclosed annual report and proxy will be borne by the Company. In addition to solicitation of the proxies by use of the mails, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, telegraph, or cable. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of the Common Stock. The Company will reimburse such persons for their expenses in forwarding soliciting material.

Internet Availability of Proxy Materials

This Notice of Annual Meeting and Proxy Statement along with the form of proxy card and the Company’s Annual Report on Form 10-K for the year ended October 31, 2011 will be available on the Company’s website at www.Intl-Baler.com beginning on the first day these materials are mailed to shareholders which is anticipated to be March 23, 2012.

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VOTING SECURITIES AND

PRINCIPAL HOLDERS THEREOF

The Board of Directors has fixed the close of business on March 12, 2012 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at the Annual Meeting. Only stockholders on the Record Date will be able to vote at the Annual Meeting.

As of the Record Date, 5,183,895 shares of the Company's common stock, $.01 par value per share ("Common Stock") are outstanding, and each share will be entitled to one (1) vote, with no shares having cumulative voting rights. Holders of shares of Common Stock are entitled to vote on all matters. Unless otherwise indicated herein, a majority of the votes represented by shares present or represented at the Annual Meeting is required for approval of each matter which will be submitted to stockholders. The Company also has 10,000,000 shares of Preferred Stock, $.0001 par value per share authorized, none of which are outstanding.

As set forth in the table below, Leland E. Boren controls more than 50% of the Company’s outstanding and issued shares of common stock. As a result, the Company is considered a “controlled company” under the applicable rules of The Nasdaq Stock Market. Members of our management have been informed that our controlling shareholder intends to vote in favor of all of the nominees for directors and for the ratification of The GriggsGroup, CPAs to serve as the Company’s independent registered public accounting firm. Therefore, the proposals specified in Items 1 and 2 of the Notice of Annual Meeting are likely to be passed.

Management knows of no business other than that specified in Items 1 and 2 of the Notice of Annual Meeting which will be presented for consideration at the Annual Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

On February 10, 2011, LaRita R. Boren, Director and the Company’s largest shareholder, suddenly and unexpectedly passed away. Her shares are now owned by the Estate of LaRita R. Boren. Her husband, Leland E. Boren, as the Personal Representative of Mrs. Boren’s Estate has the authority to vote those shares.

The following table sets forth the share holdings of those persons who own more than 5% of the Company's common stock as of the record date, March 12, 2012, with these computations being based upon 5,183,895 shares of the Company’s common stock being outstanding as of that date.

Five Percent Stockholders

	Amount of
Name and Address of	Beneficial	Approximate
Beneficial Owner	Ownership[1]	Percent of Class
Leland E. Boren	2,644,621[2]	51.0%
9628 E. 900 S
Upland, IN 46989

Alexander C. Toppan	569,731[3]	11.0%
40 Spectacle Road

_____________________________________

1 Unless otherwise stated, all shares of Common Stock are directly held with sole voting and dispositive power.

[2]	Consists of 220, 768 shares owned directly and 2,423,853 shares owned by the Estate of his wife, LaRita R. Boren, of which he is the Personal Representative with authority to vote such shares.

3 Shares held in joint tenancy with his wife, Mary T. Toppan.

3

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

General

Article III, Section 1 of the Company’s By-Laws provides that the Company’s Board of Directors shall consist of a minimum of five (5) and a maximum of nine (9) directors divided into three (3) classes of directors ("Class I", "Class II", and "Class III"), with each class having as nearly the same number of directors as practicable. Stockholders elect such class of directors, Class I, Class II, or Class III, as the case may be, to succeed such class directors whose terms are expiring, for a three (3) year term, and such class of directors shall serve until the successors are elected and qualify. Under this configuration, it is intended that one class of directors’ terms will expire each year resulting in staggered elections of the Company’s directors. At last year’s annual meeting the term of the Company’s Class I Directors expired. As a result, at last year’s annual meeting Leland E. Boren, and Mathew M. Price were elected as Class I Directors.

The following is the apportionment of the existing directors into classes:

No. of Class	Term Expires	Members/Nominees
Class I	2014 Annual	Leland E. Boren
	Stockholder's Meeting	Matthew M. Price
Martha R. Songer

Class II	2012 Annual	Ronald L. McDaniel
	Stockholder's Meeting	D. Roger Griffin

Class III	2013 Annual	William E. Nielsen
	Stockholder's Meeting	John J. Martorana
Lael E. Boren

Unless authority is withheld, the proxies in the accompanying form will be voted in favor of the election of Ronald L. McDaniel and D. Roger Griffin as Class lI Directors. If Mr. McDaniel or Mr. Griffin should subsequently become unavailable for election prior to the Annual Meeting, the persons voting the accompanying proxy may in their discretion vote for a substitute.

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Board of Directors

The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. Although only two (2) members of the Board are involved in day-to-day operating details, the other members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports made at Board meetings. The Board of Directors held three (3) meetings in Fiscal 2011. One director was absent at one of the meetings of the Board of Directors during Fiscal 2011. Although it has no formal policy requiring attendance, the Company encourages all directors to attend the annual meeting of stockholders. All of the Company’s directors attended last year’s annual meeting of stockholders and it is anticipated that all of its directors will attend this year’s Annual Meeting.

Independence of Directors

Rule 5605 (b) (1) of The Nasdaq Stock Market Rules (the “NASDAQ Rules”) requires that a majority of the members of the Company’s Board of Directors be independent in that they are not officers or employees of the Company and are free of any relationship that would interfere with the exercise of their independent judgment.

The Board of Directors has determined that three of the Company’s eight Directors, Ronald L. McDaniel, John J. Martorana, and Matthew M. Price are independent. In reaching this determination, the Board applied the standards set forth for “independence” in Rule 5605 of the Nasdaq Rules, Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission.

Although only fifty (50%) percent of the Company’s Directors are independent, NASDAQ Rule 5615(c)(2) provides an exemption from the requirement that a majority of the Company’s Directors be independent if the Company is considered a “controlled company”. A controlled company is defined in NASDAQ Rule 5615(c)(1) as a company of which more than 50% of the voting power is held by an individual, a group or another company. As Leland E. Boren beneficially owns and controls more than 50% of the outstanding shares of the Company’s’ common stock, the Company is considered a “controlled company” under the applicable NASDAQ Rule and as such is exempt from certain of the corporate governance rules of The Nasdaq Stock Market, such as the requirement that the board of directors consist of a majority of independent directors.

5

Committees

Nominating Committee

Because the Company is a “controlled company” it is exempt from the nominating committee requirements under the NASDAQ Rules. Therefore, the Company does not have a standing nominating committee or a nominating committee charter. However, the full Board of Directors performs the functions of a nominating committee pursuant to procedures adopted by the Board. The Board identifies the candidates for Board membership. In identifying candidates, the Board will seek recommendations from existing Board members, executive officers of the Company and all persons who own more than five percent (5%) of the Company’s outstanding stock. The Board has no stated specific minimum qualifications that must be met by a candidate for a position on the Board of Directors. The Board will consider a variety of factors in evaluating the qualifications of a candidate including the candidate’s professional experience, educational background, knowledge of the Company’s business and personal qualities. The Board may, when appropriate, retain an executive search firm and other advisors to assist it in identifying candidates for the Board. In addition, the Board will consider any candidates that may have been recommended by any of the Company’s stockholders who have made those recommendations in accordance with the procedures described below under the heading “Stockholders’ Proposals.” In addition, such stockholder recommendations must be accompanied by (1) such information about each prospective director nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission had the prospective director nominee been nominated by the Board of Directors and (2) that the prospective director nominee has consented to be named, if nominated, as a nominee and, if elected, to serve as a director. To date, the Company has not received any recommendations from shareholders requesting a candidate for inclusion among the slate of nominees in the Company’s proxy statement. The directors of the Company who participated in the consideration of director-nominees included in this proxy statement were Leland E. Boren, John J. Martorana and Mathew M. Price.

Audit Committee

The Audit Committee primarily assists our Board in fulfilling its oversight responsibilities by reviewing our financial reporting and audit processes and our systems of internal control over financial reporting and disclosure controls. In fiscal 2011, Ronald L. McDaniel, Matthew M. Price and Lael E. Boren were members of the Company’s Audit Committee. Mr. McDaniel serves as the audit committee’s “financial expert” as that term is defined by applicable SEC regulations. Each of the members of the Audit Committee met the independence and experience requirements of the NASDAQ Rules, the applicable Securities Laws and the regulations and rules promulgated by the SEC.

The Audit Committee has adopted an Audit Committee Charter, a copy of which is available at the Company’s website, www.Intl-baler.com. The Audit Committee reviews and reassesses the Audit Committee Charter annually.

The Audit Committee's functions are:

I.                 To review with management and the Company’s independent registered public accounting firm the scope of the annual audit and quarterly statements, significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

II.               To review major changes to the Company’s accounting principles and practices suggested by the independent registered public accounting firm;

III.              To monitor the independent registered public accounting firm's relationship with the Company including its receipt from the public accounting firm of a formal written statement delineating all relationships between the firm and the Company and actively engaging in a dialogue with the public accounting firm with respect to any disclosed relationships or services that may impact its objectivity and independence and to take appropriate action to oversee the public firm’s independence;

IV.             To advise and assist the Board of Directors in evaluating the independent registered public accounting firm's examination;

V.               To supervise the Company's financial and accounting organization and financial reporting processes and audits of the financial statements of the Company;

VI.             To nominate, for approval of the Board of Directors, an independent registered public accounting firm whose duty it is to audit the financial records of the Company for the fiscal year for which it is appointed; and

VII.            To review and consider fee arrangements with, and fees charged by, the Company’s independent registered public accounting firm.

6

The Audit Committee met with the Company’s independent registered public accounting firm in fiscal 2011 to discuss the audit of the Company’s year-end financial statements. It is intended that in fiscal 2012 Mr. McDaniel will continue to be designated the Committee’s financial expert.

Audit Committee Report

The Audit Committee has:

    1.     Reviewed and discussed the Company’s audited financial statements for the year ended October 31, 2011                                     with the management of the Company and the Company’s independent registered public                                     accounting firm

2. Discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 61, as the same was in effect on the date of the Company’s financial statements; and

3. Received the written disclosures and the letter from the Company’s independent registered public accounting firm required by PCAOB Rule 3526 (Communication with Audit Committees Concerning Independence), as the same was in effect on the date of the Company’s financial statements, has discussed with representatives of the Company’s independent registered public accounting firm their independence from management and the Company and satisfied itself as to their independence.

Based on the foregoing materials and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended October 31, 2011 be included in the Company’s Annual Report on Form 10-K for the year ended October 31, 2011.

Members of the Audit Committee

Ronald L. McDaniel

Matthew M. Price

Lael E. Boren

7

 Compensation Committee

The Company’s Board of Directors maintains a Compensation Committee, although as a controlled company it is not required to do so pursuant to NASDAQ Rule 5615(c)(1). During fiscal 2011, Lael E. Boren, John J. Martorana and Ronald L. McDaniel were members of the Company’s Compensation Committee. Mr. Boren was not an independent director as that term is defined under applicable NASDAQ Rules, Securities Laws and SEC rules and regulations. The Compensation Committee’s functions, in conjunction with the Board of Directors, are to provide recommendations with respect to, general and specific compensation policies and practices of the Company for directors, officers and other employees of the Company. The Compensation Committee expects to periodically review the approach to executive compensation and to make changes as competitive conditions and other circumstances warrant and will seek to ensure the Company's compensation philosophy is consistent with the Company's best interests and is properly implemented. The Committee determines or recommends to the Board of Directors for determination the specific compensation of the Company’s Chief Executive Officer and all of the Company’s other officers. Although the Committee may seek the input of the Company’s Chief Executive Officer in determining the compensation of the Company’s other executive officers, the Chief Executive Officer may not be present during the voting or deliberations with respect to his compensation. The Committee may not delegate any of its responsibilities unless it is to a subcommittee formed by the Committee. The Compensation Committee met one time in Fiscal 2011. The Committee has the authority to retain a compensation consultant or other advisors to assist it in the evaluation of compensation and has the sole authority to approve the fees and other terms of retention of such consultants and advisors and to terminate their services. To date, the Committee has not retained any such consultants or advisors to assist it, although it may do so in the future if it deems it necessary. The Compensation Committee has adopted a Compensation Committee Charter which is available at the Company’s website at www.Intl-baler.com.

Stockholder Communication with the Board of Directors

Stockholders may communicate with the Board of Directors of the Company by writing to: William E. Nielsen, Chief Financial Officer, International Baler Corporation, 5400 Rio Grande Avenue, Jacksonville, FL 32254 or by E-Mail: to: sales@intl-baler.com Subject: Communication to Board of Directors. All letters and e-mails will be answered, if possible, and will be distributed to board members as appropriate. Notwithstanding the foregoing, the Company has the authority to discard or disregard any communication which is unduly hostile, threatening, illegal or otherwise inappropriate or to take any other appropriate actions with respect to such communications.

8

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

Number of Shares Percent

		Number of	Percent
Name and Address	Title	Beneficially Owned[4]	of Class
Leland E. Boren	Director	2,644,621[5]	51.0%
9628 E. 900 S
Upland, IN 46989

D. Roger Griffin	Director,	0	0
5400 Rio Grande Avenue	CEO,
Jacksonville, FL 32254	President

John J. Martorana	Director	19,995	0.4%
5400 Rio Grande Avenue
Jacksonville, FL 32254

Ronald L. McDaniel	Director	0	0
5400 Rio Grande Avenue
Jacksonville, FL 32254

William E. Nielsen	Director	250,000	4.8%
5400 Rio Grande Avenue	Chief Financial
Jacksonville, FL 32254	Officer

Matthew M. Price	Director	0	0
Bingham Greenbaum Doll, LLP
2700 Market Tower
10 West Market Street
Indianapolis, IN 46204

Lael E. Boren	Director	None	0
9520 S 950 E
Upland, IN 46989

Martha R. Songer	Director	None	0
9520 S. 950 E
Upland, IN 46989

International Baler Corp.		119,339[5]	2.3%
Profit Sharing Trust
5400 Rio Grande Avenue
Jacksonville, FL 32254

All Officers and Directors		3,033,955	58.5%
as a Group (6 persons)

_________________________

[4]	Unless otherwise states, all share of Common Stock are directly heald with sole voting and dispositive power. Thwe shares set forth in the table are as of March 1, 2012

[5]	Consists of 220, 768 shares owned directly and 2,423,853 shares owned by the Estate of his wife, LaRita R. Boren, of which he is the Personal Representative with authority to vote such shares

[6]	Employees' Profit Sharing Trust of which William Nielsen is Trustee

9

Change In Control

To the knowledge of the Company’s management, there are no present arrangements or pledges of the Company’s securities which may result in a change in control of the Company.

Background of Directors

The following is a brief account of the experience, for at least the past five (5) years, of each nominee for director.

Leland E. Boren, age 88, was elected as a Director of the Company on March 9, 2005. Mr. Boren is the Chief Executive Officer of Avis Industrial Corporation located in Upland, Indiana. From 1945 through 1971 Mr. Boren was employed by The Pierce Company (formerly The Pierce Governor Company) in various capacities. He became President of The Pierce Governor Company in 1958. The Pierce Company merged with Avis Industrial Corporation in 1971 and Mr. Boren became President of Avis at that time. Mr. Boren has been married to LaRita R. Boren, who was also a Director of the Company until her sudden death on February 10, 2011.

D. Roger Griffin, age 50, joined the Company in February 2008 as President and Chief Executive Officer. Previously, Mr. Griffin was Vice President of Operations at Schaefer Interstate Railing in Salisbury, North Carolina. Prior to that Mr. Griffin spent several years with Metaldyne which acquired the Whitsett, North Carolina plant of Dana Corporation and before that he spent eleven years in management with Dana Corporation at their Whitsett, North Carolina and Jonesboro, Arkansas facilities.

John J. Martorana, age 61, joined the Company’s Board of Directors on January 5, 2009. Mr. Martorana has been a consultant to several divisions of Wastequip, Inc. since 2007. Mr. Martorana was the President of Wastequip of Florida from 1994 to 2007 after joining that company in 1991 as Vice President. From 1984 to 1991 he was responsible for sales and steel purchasing for Industrial Refuse Sales, Inc., a family owned business, which was sold to Wastequip, Inc. prior to joining Industrial Refuse Sales, Mr. Martorana worked in the steel industry. He graduated from Butler University in 1972.

Ronald L. McDaniel, age 72, was named to the Company’s Board of Directors on May 16, 2006. Mr. McDaniel has been president of Western-Cullen-Hayes, Inc. since 1980. He was Vice President and General Manager of Western-Cullen-Hayes from 1975 to 1980. From 1957 to 1975 Mr. McDaniel worked for Western-Cullen-Hayes and Burro Crane, an affiliated company, in various capacities including division controller. Mr. McDaniel has a bachelor’s degree from the University of Dayton and an MBA from the University of Chicago.

William E. Nielsen, age 64, joined the Company in June 1994 as its Chief Financial Officer and was elected a Director on November 20, 1997. He was elected President and Chief Executive Officer on May 8, 2001 and served in that capacity until June 25, 2007, and is currently Vice President, Finance and Treasurer of the Company. Prior to joining the Company, Mr. Nielsen acted as a financial consultant to Fletcher Barnum Inc., a privately held manufacturing concern, from October 1993 through June 1994. From 1980 through July 1993, he was the Vice President, Administration and Finance at Unison Industries, Inc. Mr. Nielsen received a BBA in Finance and an M.B.A. at Western Illinois University in 1969 and 1970, respectively.

Matthew M. Price, age 44, is an attorney with the law firm of Bingham Greenbaum Doll LLP since 1993. Mr. Price received a BA degree from Wabash Collage in 1990 and a J.D. from Indiana University School of Law in 1993. Mr. Price is a member of the Indiana State Bar Association, American Bar Association and the Indianapolis Bar Association. Mr. Price is a member of his law firm’s manufacturing industry team, and his practice focus is on issues relating primarily to manufacturers. Mr. Price was elected to the Company’s board of directors on May 11, 2007.

Lael E. Boren, age 43, has served as general manager and president of various organizations including Badger Equipment Company and the Pierce Company. Prior to that, Mr. Boren owned and electronics business in Muncie and Marion, Indiana. He attended Ball State University. Mr. Boren is the son of Leland F. Boren, also a director of the company.

Martha R. Songer, age 56, is the Director of Alumni Programs at Taylor University in Upland, Indiana and has been in this position since 1993. From 1991 to 1993 she was director of Prospect Research at Taylor University. Prior to her time at Taylor University, she worked with LaRita R. Boren at Avis Industrial Corporation from 1978 to 1991. Ms. Songer Received a Bachelor of Science from Taylor University in 1978 and a Master of Science in Management in 2002 from Indiana Wesleyan University.

10

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who beneficially own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC no later than the second business day after the date on which the transaction occurred unless certain exceptions apply. In fiscal 2010, the Company, its officers and directors, were not delinquent in filing of any of its Form 3, 4, and 5 reports.

Family Relationships

There are no family relationships between any executive officers or directors of the Company, except that Lael E. Boren, Director, is the son of Leland E. Boren, Director.

There is no understanding or arrangement between any director or any other persons pursuant to which such individual was or is to be selected as a director or nominee of the Company.

Involvement in Certain Legal Proceedings

To the knowledge of management, no director, executive officer or affiliate of the Company or owner of record or beneficially of more than 5% of the Company's common stock is a party adverse to the Company or has a material interest adverse to the Company in any legal proceeding.

To the knowledge of management, during the past five years, no present or former director, executive officer, affiliate or person presently nominated to become a director or an executive officer of the Company:

   (1)     Filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he or she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing;

(2)	Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)             Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from or otherwise limiting his or her involvement in any type of business, commodities, securities or banking activities;

(4)             Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting him or her for more than 60 days from engaging in, or being associated with any person engaging in, any type of business, commodities, securities or banking activities;

(5)             Was found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission (“CFTC”) to have violated any federal or state securities law or Federal commodities law, and the judgment in such civil action or finding by the SEC or CFTC has not been subsequently reversed, suspended, or vacated.

11

Executive Officer Compensation

The following table sets forth a summary of all compensation awarded to, earned by or paid to, the Company's Chief Executive Officer and each of the Company's executive officers whose compensation exceeded $100,000 per annum for services rendered in all capacities to the Company and its subsidiaries during fiscal years ended October 31, 2011, and October 31, 2010:

SUMMARY COMPENSATION TABLE

Annual Compensation                                           Long Term Awards

NAME AND				OTHER ANNUAL	NUMBER OF	ALL OTHER	TOTAL
PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	COMPENSATION	OPTIONS	COMPENSATION	COMPENSATION
D. Roger Griffin	2011	121,005	100,000	0	0	0	221,005
President & CEO	2010	110,510	0	0	0	0	110,510

William E. Nielsen	2011	124,720	20,000	0	0	0	144,720
Chief Financial	2010	113,900	0	0	0	0	113,900
Officer

David B. Wilhelmy	2011	94,935	0	0	0	0	94,935
Vice President Sales	2010	112,195	0	0	0	0	122,195
and Marketing

Outstanding Equity Awatds at Fiscal Year-End

Option Awards						Stock Awards

Name	Number of	Number of	Equity	Option	Option	Number	Market	Equity	Equity
	Securities	Securities	Incentive	Ecercise	Expiration	of	Value of	Incentive	Incentive
	Underlying	Underlying	Plan	Price	Date	Shares	Shares or	Plan Awards:	Plan Awards:
	Unexercised	Unexercised	Awards:	($)		or Units	Unitis	Number of	Market or
	(#)	(#)	Number of			of Stock	of Stock	Unearned	Payout Value
	Exercisable	Unexercisable	Securities			That	That Have	Shares,	of Unearned
			Underlying			Have	Not Vested	Units or	Shares, Units
			Unexercised			Not	(#)	Other Rights	or Other
			Unearned			Vested		That Have	Rights that
			Options			(#)		Not Vested	Have Not
			(#)					(#)	Vested
(#)

(a)	(b)	©	(d)	(e)	(f)	(g)	(h)	(i)	(j)
None	0	0	0	0	0	0	0	0	0

None of the Company’s other Executive Officers earned compensation in fiscal 2010 and 2009 in excess of $100,000 for services rendered to the Company in any capacity.

12

Grants and Option Exercises in Last Fiscal Year

No stock awards or options were granted or options exercised during fiscal 2011 by the Company's Chief Executive Officer or any of the Company's most highly compensated executive officers whose compensation exceeded $100,000 for Fiscal 2011.

Agreements

The Company does not have any employment contracts, termination, severance or change of control agreements with its Chief Executive Officer or any other member of management.

Compensation of Directors

The Board of Directors of the Company has resolved to compensate non-employee directors $1,000 per month, together with direct out-of-pocket expenses incurred to attend meetings. In April 2009, the Board of Directors voted to suspend these director payments until economic conditions improve. In April 2011, the Board of Directors voted to reinstate the director’s payments.

Members of the Board of Directors may also be requested to perform consulting or other professional services for the Company from time to time. The Board of Directors has reserved to itself the right to review all directors' claims for compensation on an ad hoc basis.

Directors who are on the Company’s Audit and Compensation, are independent and therefore, do not receive any consulting, advisory or compensatory fees from the Company. However, such Board members may receive fees from the Company for their services on those committees.

Director Compensation for Fiscal 2011

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	($)	($)	($)	($)	($)	($)	($)
Ronald L. McDaniel	5,000	-0-	-0-	-0-	-0-	-0-	5,000
Matthew M. Price	5,000	-0-	-0-	-0-	-0-	-0-	5,000
Lael E. Boren	5,000	-0-	-0-	-0-	-0-	-0-	5,000
Leland E. Boren	5,000	-0-	-0-	-0-	-0-	-0-	5,000
John J. Martorana	5,000	-0-	-0-	-0-	-0-	-0-	5,000

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Certain Relationships and Related Transactions

Related Person Transactions

Except as set forth hereafter, there have been no material transactions, series of similar transactions or currently proposed transactions during Fiscal 2011 or 2010, to which the Company was or is to be a party, in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two Fiscal Years (2011 and 2010) and in which any director or executive officer or any security holder who is known to the Company to own of record or beneficially more than 5% of the Company's common stock, or any member of the immediate family of any of the foregoing persons, had a material interest.

Transactions with Management and Others

Leland E. Boren, shareholder and director of the Company, owns Avis Industrial Corporation (Avis). Mr. Boren controls 51.0% of the outstanding shares of the Company. Avis owns 100% of The American Baler Company (“American Baler”), a competitor of the Company. These baler companies operate completely independent of each other. In the fiscal years ending October 31, 2011 and 2010, the Company had no equipment sales to The American Baler Company and purchased no equipment from The American Baler Company.

Procedures for Approval of Related Person Transactions

Transactions between related persons, such as between an executive officer or director and our company, or any company or person controlled by such officer or director, are required to be approved by the Company’s Audit Committee. The Audit Committee Charter contains such explicit authority, as required by the applicable rules of The Nasdaq Stock Market. It is the Company’s preference to avoid entering into a material related-party transaction if a transaction with a non-related party is available on an equally timely and equally beneficial basis. However, if a Related Person Transaction appears to be in the Company’s best interest then it will be approved or ratified if the Audit Committee expressly finds that the terms of the transaction are comparable to or more beneficial to the Company than those that could be obtained in arm’s length dealings with an unrelated third party.

Indebtedness of Management

No officer, director or security holder known to the Company to own of record or beneficially more than 5% of the Company’s common stock or any member of the immediate family of any of the foregoing persons is indebted to the Company.

Parent Of Issuer

The Company has no parent.

BOARD RECOMMENDATION AND VOTE REQUIRED

For Proposal No. 1 regarding the election of two (2) Class lI Directors, Ronald L. McDaniel and D. Roger Griffin, votes may be cast in favor of the nominees or may be withheld. The Class lI Directors will be elected by a plurality of the votes of the shares of the Company's common stock present in person or represented by proxy, and entitled to vote on the election of directors at a meeting at which a quorum is present. Abstentions are tabulated in determining the votes present at a meeting. Consequently, an abstention has the same effect as a vote against a director nominee, as each abstention would be one less vote in favor of a director nominee. The Board of Directors recommends that stockholders vote "FOR" the Nominees set forth above. Unless marked to the contrary, proxies received will be voted FOR the Nominees set forth above.

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PROPOSAL NO. 2:

RATIFICATION OF SELECTION OF THE GRIGGSGROUP, CPAs

AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected the firm The GriggsGroup, CPAs independent registered public accounting firm to audit the accounts for the Company’s fiscal year ending October 31, 2012 (“Fiscal 2012”). The GriggsGroup CPAs has audited the Company’s financial statements for the past fiscal year. The Company is advised that neither The GriggsGroup CPAs nor any of its partners has any material direct or indirect relationship with the Company. The Board of Directors considers The GriggsGroup CPAs to be well qualified for the function of serving as the Company’s independent registered public accounting firm. The Delaware General Corporation Law does not require the approval of the selection of auditors by the Company’s stockholders, but in view of the importance of the financial statements to stockholders, the board of Directors deems it desirable that they pass upon its selection of auditors. In the event the stockholders disapprove of the selection, the Board of Directors will consider the selection of another independent registered public accounting firm.

Audit and Non-Audit Fees

The following table presents the fees for professional audit services rendered by The GriggsGroup CPAs and the predecessor auditor for the audit of the Company's annual consolidated financial statements for the fiscal years ended October 31, 2011 and 2010, and fees for other services rendered by The GriggsGroup CPAs during those periods:

Fee Category	Fiscal 2011	Fiscal 2010
Audit Fees	$ 51,500	$ 78,100
Audit-Related Fees	0	0
Tax Fees	$ 8,500	$ 11,000
All Other Fees	0	0
Total Fees	$60,000	$ 89,100

Audit fees include fees related to the services rendered in connection with the annual audit of the Company=s financial statements, the quarterly reviews of the Company's quarterly reports on Form 10-Q and the reviews of and other services related to registration statements and other offering memoranda.

Audit-related fees are for assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Fees include (i) tax compliance, (ii) tax advice, (iii) tax planning and (iv) tax reporting.

All Other Fees includes fees for all other services provided by the principal accountants not covered in the other categories such as litigation support, etc.

All of the 2011 and 2010 services described above were approved by the Audit Committee in accordance with the SEC rule that requires audit committee pre-approval of audit and non-audit services provided by the Company’s independent registered public accounting firm. The Audit Committee has considered whether the provisions of such services, including non-audit services, The GriggsGroup CPAs is compatible with maintaining The GriggsGroup CPAs independence and has concluded that it is.

15

BOARD RECOMMENDATION AND VOTE REQUIRED

The Board of Directors recommends that you vote in favor of the above proposal selecting The GriggsGroup CPAs (Griggs) as independent registered public accounting firm for the Company.

A representative of Griggs is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

Ratification will require the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy. In the event ratification is not provided, the Audit Committee and the Board of Directors will review the future selection of the Company's independent registered public accounting firm.

Unless otherwise directed by the stockholder giving the proxy, the proxy will be voted for the ratification of the selection by the Board of Directors of Griggs as the Company's independent registered public accounting firm for fiscal 2012. Shares voted as abstaining will count as votes cast. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" Proposal No. 2 because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

STOCKHOLDERS' PROPOSALS

Proposals of stockholders intended to be presented at the 2013 annual meeting must be received in writing, by the President of the Company at its offices by November 14, 2012 in order to be considered for inclusion in the Company's proxy statement relating to that meeting.

SEC rules and regulations provide that if the date of the Company's 2013 Annual Meeting is advanced or delayed more than 30 days from the date of the 2012 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2013 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2013 Annual Meeting. Upon determination by the Company that the date of the 2012 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2012 Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-Q.

By Order of the Board of Directors

Angela M. Darlington, Secretary

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SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the Appropriate Box:

/ /Preliminary Proxy Statement

/ /Confidential for Use of Commission Only

/x /Definitive Proxy Statement

/ /Definitive Additional Materials

/ /Soliciting Materials Pursuant to §240.14a-11(c) or §240.14a-12

______________ INTERNATIONALBALER CORPORATION ___________

(Name of Registrant as Specified in its Charter)

_____________________________________________________________________________________________

(Name of person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box)

/x / No Fee Required

/ / $125 per Exchange Act Rules-O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

/ / Fee computed on table below per Exchange Act Rules14A-6(i)(4) and O-11.

1) Title of each class of securities to which each transaction applies:

________________________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

_________________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

________________________________________________________________________________________

4) Proposed maximum aggregate value of transaction.

________________________________________________________________________________________

5) Total fee paid.

_________________________________________________________________________________________

/ / Fee paid previously by written preliminary materials.

/ / check box if any part of the fee is offset as provided by Exhange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid

2) Form Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

INTERNATIONAL BALER CORP.

THIS PROXY IS SOLICITED ON BEHALF

OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Leland E. Boren and Ronald L. McDaniel as proxies (the "Proxies"), each with power of substitution and resubstitution, to vote all shares of Common Stock, $.01 par value per share, of International Baler Corp. (the "Company") held of record by the undersigned on March 12, 2012 at the Annual Meeting of stockholders to be held at the Quality Inn, formerly the Holiday Inn, 6802 Commonwealth Avenue, Jacksonville, Florida 32254, on Monday, April 23, 2012 at 10:00 A.M. local time, or at any adjournments thereof, as directed below, and in their discretion on all other matters coming before the meeting or any adjournments thereof.

Please mark boxes / / in blue or black ink.

1.	Election of two Class Il Directors: Ronald L. McDaniel and D. Roger Griffin

(Mark only one of the two boxes for this item)

/ / VOTE FOR all nominees named above except those who may be named on this line:

________________________________________________________________________

(OR)

/ / VOTE WITHHELD as to all nominees named above.

2.	Proposal to ratify appointment of The GriggsGroup, CPAs as the Company's independent registered public accountants:

FOR / / AGAINST / / ABSTAIN / /

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

When properly executed, this Proxy will be voted as directed. If no direction is made, this Proxy will be voted "FOR" Proposals 1 and 2.

Please mark, date, sign, and return this Proxy promptly in the enclosed envelope.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _______________________, 2012

X _______________________________

Signature

X _____________________ __________

Print Name(s)

X ________________________________

Signature, if held jointly